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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 21, 1996



             (Exact name of registrant as specified in its charter)
                             The Italian Oven, Inc.


(State or other jurisdiction      (Commission          (IRS Employer
of incorporation)                 File Number)       Identification No.)
Pennsylvania                        0-27182              25-1624305


                    (Address of principal executive offices)
                Eleven Lloyd Avenue, Latrobe, Pennsylvania 15650



       Registrant's telephone number, including area code: (412) 537-5380



         (Former name or former address, if changed since last report)
     _____________________________________________________________________
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Item 3.  Bankruptcy or Receivership

          On October 21, 1996, the registrant filed its voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the Bankruptcy Court for the Western District of Pennsylvania at No. 96-25512.
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          Pursuant to the requirements of the Securities Exchange Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE ITALIAN OVEN, INC.


                                                     /s/ J. Garvin Warden
                                            By: ______________________________

                                                         J. Garvin Warden
                                            Name: ____________________________

                                                    Chief Executive Officer
Date: October 24, 1996                      Title: ___________________________